UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 21, 2013

United Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia  30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events

On March 22, 2013, United Community Banks, Inc. (the “Company”) received a letter dated March 21, 2013 from the staff of the United States Securities and Exchange Commission (the “SEC”) stating that the SEC’s investigation of the Company, primarily relating to the establishment of a deferred tax valuation allowance and the restatement of its financial statements, has been concluded and that the staff would not recommend any enforcement action by the SEC against United.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	News Release, dated March 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date: March 25, 2013